SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                        ----------------------------------

                                    FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 31, 1996
                       -----------------------------------
                        Date of earliest event reported

                                OLIN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Virginia                    1-1070                 13-1872319
    ---------------             ------------           ----------------
    (State or other             (Commission            (I.R.S. Employer
    jurisdiction of             File Number)            Identification
     organization)                                         Number)

              501 Merritt 7, Norwalk, CT                    06851
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip code)

                              (203) 750-3000
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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                       Exhibit Index is on Page 2
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               INFORMATION TO BE INCLUDED IN THE REPORT.

Item 2.  Acquisition or Disposition of Assets.

On December 31, 1996, Olin Corporation ("Olin") distributed to its common shareholders one share of common stock of Primex Technologies, Inc.'s ("Primex") for every ten shares of Olin common stock held as of the record date of December 19, 1996. On or prior to December 31, 1996, Olin also transferred to Primex all of the businesses of Olin's Ordnance and Aerospace divisions. Primex Technologies, Inc. began business as a separate entity on January 1, 1997. Primex stock certificates were mailed to shareholders commencing on January 6, 1997.


Item 7.  Financial Statements, Pro Forma Information, and Exhibits.

The pro forma financial statements attached as Exhibit 99 to Olin
Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 1996 are incorporated herein by reference as Exhibit 99 hereto.

     (c)  Exhibits.

           2. Distribution Agreement dated as of December 30, 1996, between Olin Corporation and Primex Technologies, Inc.


          99. Pro forma financial statements (incorporated herein by reference to Exhibit 99 to Olin Corporation's Current Report on Form 8-K filed on December 19, 1996, File No. 1-1070).

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 15, 1997                  OLIN CORPORATION

                                         By:  Johnnie M. Jackson, Jr.
                                              -----------------------
                                              Johnnie M. Jackson, Jr.
                                              Title:  Vice President, General
                                                Counsel and Secretary

                          EXHIBIT INDEX

   Exhibit No.                  Exhibit
   -----------                  -------

           2. Distribution Agreement dated as of December 30, 1996, between Olin Corporation and Primex Technologies, Inc.

          99. Pro forma financial statements (incorporated herein by reference to Exhibit 99 to Olin Corporation's Current Report on Form 8-K filed on December 19, 1996, File No. 1-1070).



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